175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 Earnings Presentation Year End 2017

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 2 Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “continues”, “anticipates,” “intends,” “projects,” “estimates,” “potential”, “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Allegiance undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. GAAP Reconciliation of Non-GAAP Financial Measures Allegiance’s management uses certain non-GAAP financial measures to evaluate its performance. A reconciliation of the non-GAAP financial measures is included on page 10 of the earnings release issued concurrently herewith.

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 3 Houston  Holding company for Allegiance Bank based in Houston, Texas  Headquartered in Houston, Texas  NASDAQ Ticker: ABTX  16 full service banking locations and one loan production office within the Houston MSA  Super-community banking model  Two acquisitions completed:  2013: Independence Bank with $222.1 million in total assets  2015: Enterprise Bank (F&M Bancshares) with $569.7 million in total assets Allegiance Bancshares, Inc. Branch Map Summary Financials Company Overview ($ in thousands) 2017 2016 2015 Total Assets 2,860,231$ 2,450,948$ 2,084,579$ Total Loans 2,270,876 1,891,635 1,681,052 Total Deposits 2,213,974 1,870,183 1,759,133 Total Equity 306,865 279,817 258,490 Loans/Deposits 102.6% 101.1% 95.6% NPAs/Assets 0.49% 0.75% 0.25% TCE/TA 9.38% 9.82% 10.48% NIM (tax equivalent) 4.34% 4.37% 4.68% ROAA 0.65% 0.98% 0.81% ROATCE 6.93% 9.96% 9.52% Allegiance Bancshares, Inc.

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 4 Our Super-community Banking Strategy High Net Interest Margin Strong Credit Quality Centralized Credit Administration Focus on Small and Medium-Sized Owner-Operated Businesses Full-Service Bank Locations Favorable Loan Yields and Deposit Relationships Effective Centralized Operations Scalable Platform Strategy Structure Results Experienced Central Operations Staff Enhanced Efficiency and Profitability Extraordinary Customer Experience Responsive Decision-Making by Empowered Lenders

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 5 Highlights - 2017 • Record core loan growth of $376.8 million, or 20.7%, to $2.27 billion for the year ended 2017 compared to $1.89 billion for the year ended 2016 • Net interest income increased 15.4% for the full year 2017 compared to the same period in 2016 • Net income of $17.6 million and diluted earnings per share of $1.31 for the year 2017 compared to $22.9 million and $1.75 for the full year 2016 • 2017 earnings were impacted by the additional tax provision as a result of the recent tax reform, conversion expenses incurred in the fourth quarter and provisioning related to Hurricane Harvey, among other items • 2016 earnings were impacted by the after-tax gain on the sale of branches • Efficiency ratio increased slightly to 63.89% for the year 2017 from 62.34% for the year 2016 • Assets of $2.86 billion, loans of $2.27 billion, deposits of $2.21 billion and shareholder's equity of $306.9 million at December 31, 2017 • Celebrated 10 Year Anniversary of Allegiance Bank • Hired 12 lenders in 2017, which adds to the 12 strong lenders hired in 2016. We continue to enhance our infrastructure and strengthen internal processes and systems to support our ambitious growth plans • Named Largest Houston-Area Community Bank by the Houston Business Journal • Recognized in 2017 as a Finalist for Corporate Philanthropy by the Houston Business Journal • Houston Business Journal 2017 Best Places to Work recipient • Named one of the Best Banks to Work For in 2017 by the American Banker Magazine • Recognized as a 2017 Top Workplace in Houston by the Houston Chronicle

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 6 Historical Growth Total Loans ($ in millions) Total Assets Total Equity ($ in millions) Total Deposits ($ in millions) ($ in millions) $1,165 $1,280 $2,085 $2,451 $2,860 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 2016 2017 $837 $1,002 $1,681 $1,892 $2,271 $- $500 $1,000 $1,500 $2,000 $2,500 2013 2014 2015 2016 2017 $110 $132 $258 $280 $307 $- $50 $100 $150 $200 $250 3 $350 2013 2014 2015 2016 2017 $1,045 $1,134 $1,759 $1,870 $2,214 $- $500 $1,000 $1,500 $2,0 $2,500 2013 2014 2015 2016 2017

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 7 Net Income Growth * $2,013 $2,995 $4,555 $6,839 $9,005 $15,786 $22,851 $17,632 $- $4,000 $8,000 $12,000 $16,000 $20,000 $24,000 2010 2011 2012 2013 2014 2015 2016 2017 ($ in thousands) _____________________ *Includes a one-time gain from sale of branches of $1.3 million (after-tax). *

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 8 Diluted EPS Growth * _____________________ *Includes a one-time gain from sale of branches of $1.3 million (after-tax). * $0.48 $0.68 $0.90 $1.22 $1.26 $1.43 $1.75 $1.31 $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 2010 2011 2012 2013 2014 2015 2016 2017 *

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 9 Net Interest Income and Margin ($ in thousands) $15,380 $21,198 $29,126 $33,891 $46,834 $80,166 $89,864 $103,668 4.24% 4.33% 4.44% 4.19% 4.31% 4.68% 4.37% 4.34% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 2010 2011 2012 2013 2014 2015 2016 2017 Net Interest Income Net Interest Margin (tax equivalent)

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 10 Performance Metrics ROAA Efficiency _____________________ *Includes a one-time gain from sale of branches of $1.3 million (after-tax). Noninterest Expense / Average Assets ROATCE 77.57% 74.36% 69.02% 69.23% 67.79% 65.27% 62.34% 63.89% 60.00% 65.00% 70.00% 75.00% 80.00% 2010 2011 2012 2013 2014 2015 2016 2017 4.76% 6.30% 7.38% 9.22% 8.70% 9.52% 9.96% 6.93% 0.00% 2.00% 4.00% 6.00 8.00% 10.00% 12.00% 2010 2011 2012 2013 2014 2015 2016 2017 3.30% 3.26% 2.99% 2.82% 2.80% 2.83% 2.53% 2.59% 2.40% 2.60% 2.80% 3.00% 3.20% 3.40% 2010 2011 201 2013 2014 2015 2016 2017 0.53% 0.60% 0.65% 0.78% 0.75% 0.81% 0.98% 0.65% 0.25% 0.45% 0.65% 0.85% 1.05 1.25% 201 2011 201 2013 2014 2015 2016 2017 * *

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 11 Loan Portfolio Composition Loan Portfolio (as of December 31, 2017) ($ in millions) CRE (including multi-family) 47.5% C&I 20.1% 1-4 Family Residential 13.3% CRE Construction 10.7% Residential Construction 4.8% Mortgage Warehouse 3.1% Consumer & Other 0.5% CRE Construction by Property Type CRE (incl. multi-family) by Property Type CRE (including multi-family) 1,080,247$ 47.5% C&I 457,129 20.1% 1-4 Family Residential 301,219 13.3% CRE Construction 243,389 10.7% Residential Construction 109,116 4.8% Mortgage Warehouse 69,456 3.1% Consumer & Other 10,320 0.5% Total Loans 2,270,876$ 100.0% Vacant Land (Lots/Teardowns) 116.2$ 47.7% C-Store 29.5 12.1% Retail 28.2 11.6% Office 16.5 6.8% Hotel/Motel 15.4 6.3% Industrial Warehouse 10.2 4.2% Health Care 8.9 3.7% Investment Property 3.7 1.5% Other 14.8 6.1% Total CRE Construction 243.4$ 100.0% Approximately 51.4% of CRE is owner occupied Retail 307.4$ 28.5% Industrial Warehouse 178.4 16.5% Office 146.3 13.5% Hotel/Motel 108.6 10.1% C-Store 107.5 10.0% Multi-Family 67.3 6.2% Day Care 21.9 2.0% Health Care 20.6 1.9% Farmland 17.1 1.6% Church Facility 12.8 1.2% Other 92.3 8.5% Total CRE (incl. multi-family) 1,080.2$ 100.0%

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 12 Strong Credit Quality Net Charge-offs / Average Loans Nonperforming Loans / Total Loans Allowance / Nonperforming Loans Allowance / Total Loans 0.59% 0.02% 0.94% 0.31% 0.32% 0.31% 0.88% 0.59% -0.10% 0.05% 0.20% 0.35% 0.50% 0.65% 0.80% 0.95% 1.10% 1.25% 2010 2011 2012 2013 2014 2015 2016 2017 0.29% 0.25% 0.25% 0.02 0.06% 0.06% 0.04% 0.36% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2010 2011 2012 2013 2014 2015 2016 2017 1.25% 1.20% 1.13% 0.80% 0.82% 0.78% 0.95% 1.04% 4 0.50% 0.60 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2010 2011 2012 2013 2014 2015 2016 2017 211.34% 300.00% 121.00 258.75% 258.98% 252.66% 107.26% 177.44% 0% 50% 100% 150% 200% 250% 300% 350% 2010 2011 2 3 4 5 6 7

37 40 42 THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES THESE ARE IN COLOR PALETTE ADD THESE FOR MORE FOR TITLE LINES & BOXES 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR 37 40 42 ALL TITLE LINES & BOXES, BULLETS AND BOLDED TEXT SHOULD BE FORMATTED WITH THIS COLOR DON’T FORGET TO CREATE NEW THEME FONTS AND SAVE THEM UNDER THE CLIENT’S NAME! 175 39 47 0 75 135 112 115 114 199 201 199 37 40 42 169 196 127 244 218 64 171 202 233 0 42 58 13 Deposit Growth and Composition Deposit Composition ($ in millions) Deposit Growth (as of December 31, 2017) Noninterest-bearing 30.9% Interest-bearing Demand 9.7% Money market and savings 25.0% Certificates and other time 34.4% $1,045 $1,134 $1,759 $1,870 $2,214 31.1% 33.0% 35.3% 31.8% 30.8% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $- $500 $1,000 $1,500 $2,000 $2,500 2013 2014 2015 2016 2017 Deposits Non-interest-bearing %